Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITORS



Board of Directors
Pacific Aerospace & Electronics, Inc.


     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in Amendment No. 1 to the Form S-4 registration statement.



KPMG Peat Marwick LLP


Seattle, Washington
January 19, 1999